Filed pursuant to Rule 497

File No. 333-258913

Rule 482ad

PHENIXFIN CORPORATION

November 8, 2021

PhenixFIN Corporation Announces Notes Offering

NEW YORK, NY (November 8, 2021) - PhenixFIN Corporation (NASDAQ: PFX) (the “Company” or “PhenixFIN”) today announced that it plans to make a public offering of Notes due 2028 (the “Notes”). The Company expects to list the Notes on the Nasdaq Global Market under the trading symbol “PFXNZ” within 30 days of issuance.

Oppenheimer & Co. Inc., B. Riley Securities, Inc., BTIG, LLC, Janney Montgomery Scott LLC and Ladenburg Thalmann & Co. Inc. are acting as joint book-running managers for this offering.

The Company intends to use the net proceeds from this offering to redeem a portion of the outstanding principal amount of its 6.125% Notes due 2023.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement, dated November 8, 2021, and the accompanying prospectus, dated October 19, 2021, which have been filed with the U.S. Securities and Exchange Commission (the “SEC”), contain this and other information about the Company and should be read carefully before investing.

The offering is being conducted as a public offering under the Company’s effective shelf registration filed with the SEC (File No. 333–258913).

To obtain a copy of the preliminary prospectus supplement for this offering and the accompanying prospectus, please contact: Oppenheimer & Co. Inc., Attention: Syndicate Prospectus Department, 85 Broad Street, 23rd Floor, New York, NY 10004 or by email at FixedIncomeProspectus@opco.com.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may change. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

ABOUT PHENIXFIN CORPORATION

PhenixFIN is a non-diversified, internally managed closed-end management investment company incorporated in Delaware that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. We completed our initial public offering and commenced operations on January 20, 2011. The Company has elected, and intends to qualify annually, to be treated for U.S. federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Effective January 1, 2021, the Company operates under an internalized management structure.

Forward-Looking Statements

This press release contains statements as to the Company’s intentions and expectations of the outcome of future events that are forward-looking statements. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These statements relate to the offering of Notes and the anticipated use of the net proceeds by the Company. No assurance can be given that the transaction discussed above will be completed on the terms described, or at all. Completion of the offering on the terms described are subject to numerous conditions, many of which are beyond the control of the Company. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. For a description of certain risks to which the Company is or may be subject, please refer to the factors discussed under the captions “Forward-Looking Statements” and “Risk Factors” included in the Company’s filings with the SEC (accessible at www.sec.gov).

For PhenixFIN investor relations, please call 212-859-0390. For media inquiries, please contact info@phenixfc.com.